SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 17, 2003
                                                          --------------


                           K-TRON INTERNATIONAL, INC.
                           --------------------------
                 (Exact Name of Registrant Specified in Charter)

        New Jersey                      0-9576                   22-1759452
      --------------                --------------            -----------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



               Routes 55 & 553
                P.O. Box 888
             Pitman, New Jersey                          08071-0888
       ------------------------------                  --------------
   (Address of Principal Executive Offices)              (Zip Code)





       Registrant's telephone number, including area code: (856) 589-0500
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

           99.1  Press Release, dated April 17, 2003, issued by K-Tron
                        International, Inc.

Item 9.    Regulation FD Disclosure.

The following information and exhibit is being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

           On April 17, 2003, K-Tron International, Inc. issued a press release announcing its first quarter 2003 financial results. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             K-TRON INTERNATIONAL, INC.


                             By   /s/ Edward B. Cloues, II
                                  -------------------------
                                  Edward B. Cloues, II
                                  Chairman of the Board and
                                  Chief Executive Officer



Dated: April 21, 2003

                                  Exhibit Index
                                  -------------


         Exhibit
         -------

         99.1 Press Release, dated April 17, 2003, issued by K-Tron International, Inc.